EXHIBIT 10.32

                              AMENDMENT NO. 8 TO LEASE AGREEMENT

         THIS AMENDMENT NO. 8 TO LEASE AGREEMENT ("Amendment") is dated as of December 14, 2000, by and between ST. PAUL PROPERTIES, INC., a Delaware corporation ("Landlord") and ATS MEDICAL, INC., a Minnesota corporation ("Tenant").

                                    W I T N E S S E T H

         WHEREAS, Crow Plymouth Land Limited Partnership ("Crow"), as landlord, and Helix BioCore, Inc. ("Helix"), as tenant, entered into that certain Lease Agreement dated December 22, 1987 (the "Original Lease"), which Original Lease was amended by Amendment No. 1 to Lease Agreement dated January 5, 1989 (the "First Amendment"); and

         WHEREAS, Plymouth Business Center I Partnership ("Business Center") succeeded to Crow's interest in the Original Lease as amended by the First Amendment; and

         WHEREAS, Business Center and Helix further amended the Original Lease by Amendment No. 2 to Lease Agreement dated January 12, 1989 (the "Second Amendment"), Amendment No. 3 to Lease dated June 14, 1989 (the "Third Amendment") and Amendment No. 4 to Lease Agreement dated February 10, 1992 (the "Fourth Amendment"); and

         WHEREAS, Landlord has succeeded to the interest of Business Center in the Original Lease as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment; and

         WHEREAS, on May 10, 1992, Helix changed its name to ATS Medical, Inc.; and

         WHEREAS, Landlord and Tenant further amended the Original Lease by Amendment No. 5 to Lease Agreement (the "Fifth Amendment"), by Amendment No. 6 to Lease Agreement dated November 25, 1997 (the "Sixth Amendment") and by Amendment No. 7 to Lease Agreement (the "Seventh Amendment"; the Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment is hereinafter, the "Lease"); and

         WHEREAS, the Original Lease demised premises, as described therein (the "Original Premises"); which Original Premises were expanded pursuant to the First Amendment, which expansion space was surrendered pursuant to the Third Amendment and expanded again pursuant to the Fifth Amendment, the Sixth Amendment and the Seventh Amendment (the Original Premises, as so expanded are hereinafter, the "Expanded Premises") such that, as of the date hereof, the Expanded Premises consist of 26,708 rentable square feet; and


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         WHEREAS, Landlord and Tenant wish further to amend the Lease to further expand the Premises and extend the term of the Lease,

         NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Defined Terms. Unless the context otherwise indicates, all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

         2. Amendment(s). Effective as of January 1, 2001:

         (a) The Expanded Premises shall be further expanded to include an additional 6,360 rentable square feet, as generally indicated on Exhibit A attached hereto and made a part hereof, of which 6,360 square feet shall constitute an expansion of the Expanded Premises (the "Additional Space"; the Expanded Premises and the Additional Space may be referred to collectively herein as the "Premises"), such that, from and after February 1, 2000, the Premises shall consist of 33,068 square feet.

         (b) The term of the lease for the Additional Space shall commence on January 1, 2001, and shall end on December 31, 2003 (the "Additional Space Term").

         (c) The expiration date of the lease for the Expanded Premises shall be extended from February 28, 2003, through and including December 31, 2003 (the "Expanded Premises Extension Term").

         (d)      (i)  As to the Expanded Premises, for the Expanded Premises
                       Extension Term, base rent shall be Two Hundred Fifty One Thousand Three Hundred Sixty seven and 00/100ths Dollars ($251,367.00) per annum, or $20,947.25 per month;

                  (ii) As to the Additional Space, base rent shall be payable for the Additional Space Term as follows:

                       (A) For the period beginning on January 1, 2001, and ending on February 28, 2003, base rent shall be Fifty-Nine Thousand Four Hundred Sixty-Six and no/100ths Dollars ($59,466.00) per annum or $4,955.50 per month; and

                       (B) For the period beginning on March 1, 2003, and ending on December 31, 2003, base rent shall be Sixty-One Thousand Eight Hundred Twenty-one and 00/100ths Dollars ($61,821.00) per annum or $5,151.75;


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                  Accordingly, effective as of January 1, 2001,

                    (X) For the period from January 1, 2001, through and including February 28, 2001, total base rent for the Premises, including base rent for the Additional Space, shall be Two Hundred Ninety-Two Thousand Two Hundred Thirty-Three and no/100ths Dollars ($292,233.00) per annum or $24,352.75 per month;

                    (Y) For the period from March 1, 2001, through and including February 28, 2003, total base rent for the Premises, including base rent for the Additional Space, shall be Three Hundred Ten Thousand Eight Hundred Thirty-three and 00/100ths Dollars ($310,833.00) per annum or $25,902.75 per month; and

                    (Z) For the period from March 1, 2003, through and including December 31, 2003, total base rent for the Premises, including base rent for the Additional Space, shall be Three Hundred Thirteen Thousand One Hundred Eighty-eight and 00/100ths Dollars ($313,188.00) per annum or $26,099.00 per month, all of which base rent shall be payable at the time and in the manner set forth in the Lease for the payment of Base Rent.

         (e) Paragraph 4.E. of the Lease shall be amended to increase Tenant's "Proportionate Share" from 32.61% to 40.38% by dividing 33,068 by 81,885.

         (f) Effective on the date hereof, Exhibit A to the Lease is hereby deleted and Exhibit A attached hereto substituted therefor.

         3. AS-IS. Tenant shall accept the Additional Space in its AS-IS, WHERE-IS AND WITH ALL FAULTS condition as of the date of this Amendment, with all alterations and improvements to be at Tenant's sole cost, it being understood and agreed that any alterations or improvements which Tenant wishes to make shall be performed only in accordance with Paragraph 7 of the Original Lease. Notwithstanding the foregoing, Landlord shall, at its sole cost and expense, on or before December 31, 2000, demise the Additional Space, construct a doorway between the Expanded Premises and the Additional Space and in the Additional Space, paint the office area, clean existing tiled areas and replace existing carpet with new building standard carpet.

         4. No Default. Tenant represents and warrants that after giving effect to the amendment contained herein, no Event of Default shall have occurred or be continuing under the Lease and no event shall have occurred which, with the serving of notice or the passage of time, shall mature into such an Event of Default.


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         5.       Reference to and Effect on the Lease.

         (a) Upon the effectiveness of this Amendment, each reference in the Lease to "this Lease", "hereunder", "hereof' or words of like import referring to the Lease shall be a reference to the Lease as amended hereby.

         (b) Except as specifically set forth above, the Lease remains in full force and effect and is hereby ratified and confirmed.

         (c) Whenever there exists a conflict between this Amendment and the Lease, the provisions of this Amendment shall control.

         6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute one and the same original.

         8. Counterparts. This Amendment may be executed in counterparts, all of which, when taken together, shall constitute one and the same original.

         9. Time of the Essence. Time shall be of the essence as to each and every provision of this Amendment.

         IN WITNESS WHEREOF, this Amendment has been executed as of the date written below.

ST. PAUL PROPERTIES, INC.                      ATS MEDICAL, INC.



By:  /S/ R. William Inserra                    By:  /S/ John H. Jungbauer
     ----------------------                         ---------------------

     Its: V.P.                                      Its: Vice President, Finance
          -----------------                              -----------------------

     Date: 12-18-00                                 Date: December 14, 2000
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                                    EXHIBIT A

Schematic of the leased premise in the Plymouth Business Center, located at 3905 Annapolis Lane, Minneapolis, Minnesota 55447, showing the currently leased space of 26,708 square feet and the additional 6,360 square feet to be leased under this Amendment No. 8 to the Lease Agreement.













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